UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2011

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
 (Address of principal executive office)(Zip Code)

(913) 345-9315
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On July 18, 2011, The Management Network Group, Inc. (the "Company") released the inaugural edition of its newsletter, "Investor Insights", which discusses certain recent developments at the Company and in the Company's industry. A copy of the newsletter has been posted to the Investor Relations section of the Company's website at www.tmng.com.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: July 18, 2011